UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 23, 2003

ADVANCED MEDICAL OPTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-31257 (Commission File Number)	33-0986820 (IRS Employer Identification No.)

1700 E. St. Andrew Place Santa Ana, CA (Address of principal executive offices)	92705 (Zip Code)

Registrant’s telephone number, including area code: (714) 247-8200

(Former name or former address, if changed since last report)

Item 7.    Financial Statements and Exhibits.

Exhibit	99.1 Press Release, dated April 23, 2003, issued by Advanced Medical Optics, Inc.

Item 9.    Regulation FD Disclosure.

The information included in this section is intended to be included under “Item 12. Disclosure of Results of Operations and Financial Condition” and is included under this Item 9 in accordance with SEC Release No. 33-8216.

On April 23, 2003, Advanced Medical Optics, Inc. announced financial results for the first quarter ended March 28, 2003. A copy of the press release making this announcement is attached hereto as Exhibit 99.1 and incorporated herein by reference. The press release shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADVANCED MEDICAL OPTICS, INC.

	By:	/s/ RICHARD A. MEIER
Date: April 23, 2003		Richard A. Meier, Corporate Vice
President, Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.
99.1	Press release, dated April 23, 2003, issued by Advanced Medical Optics, Inc.

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